UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

November 17, 2011

SWS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19483	75-2040825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street, Suite 3500

Dallas, Texas 75270

(Address of principal executive offices and zip code)

(214) 859-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 17, 2011, Mr. Christie S. Flanagan, 73, and Mr. Tyree B. “Ty” Miller, 58, have been elected as directors of SWS Group, Inc. (the “Company”) by the Board of Directors. Both Mr. Flanagan and Mr. Miller were appointed to serve on the Company’s audit committee.

Mr. Flanagan has practiced law since 1962 and has been Counsel to Hunton & Williams, LLP, of Dallas since April 2007. From 2002 to 2007, he was Of Counsel to Jenkens & Gilchrist where he also practiced from 1968 to 1994, including serving as head of the Corporate/Securities Section and as Managing Partner. He has a BBA degree from the University of Notre Dame with a major in accounting and a minor in finance, and he has been a licensed attorney since 1962. Further, Mr. Flanagan has served as executive vice president and general counsel for several banks during his career. The Company’s Board of Directors concluded that Mr. Flanagan should serve as a director of the Company for the following reasons: (i) he has significant industry knowledge and experience in dealing with legal, financial, accounting and regulatory matters, (ii) his work experience as Executive Vice President and General Counsel for several banks, and (ii) his extensive legal knowledge of corporate, securities, and banking laws and regulations.

Mr. Miller has been in private equity and money management since 2004 and has served as the President of A.G. Hill Partners, LLC since 2009. He formerly served as a venture partner of Austin Ventures, a private equity fund located in Austin, Texas, from 2005 to 2008, and as Chairman and Director of Paymetric, Inc., a payment processing technology company, from 2004 to 2008. From 1976 to 2004, Mr. Miller worked at Bank One Corporation, a company that merged with JP Morgan/Chase in 2004. During his employment at Bank One Corporation, he served as President and CEO of Global Treasury Services from 2000 to 2004 and as Chairman and CEO of Bank One Texas, NA from 1998 to 2000. Mr. Miller also serves on the Board of Directors of A.H. Belo Corporation, a public company, on the Investment Sub-Committee of Texas Health Resources, as Director of COMM Group, Inc., an online travel company, as an Advisory Director of Colonnade Advisors, LLC, and on the Executive Board of the Cox School of Business at Southern Methodist University. His previous experience includes serving as a Director and member of the Compensation Committee of PreCash, Inc. in Houston, Texas from 2005 to 2010, and as Director and member of the Audit and Compensation Committees of Corillian, Inc., from 2005 until 2007. The Company’s Board of Directors concluded that Mr. Miller should serve as a director of the Company for the following reasons: (i) his experience in private equity and money management; (ii) his 28 years of work experience in the banking industry in various high ranking and supervisory positions at Bank One (merged with JP Morgan/Chase); and (iii) his experience as a director and audit and compensation committee member of several companies.

Also, effective December 31, 2011, Paul D. Vinton, Executive Vice President of the Company, will retire. Mr. Vinton has been with the Company since 1995, serving as Senior Vice President and Executive Vice President of Southwest Securities, Inc., a wholly-owned subsidiary of the Company, and as Executive Vice President of the Company since 1998.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On November 17, 2011, the Company held its Annual Meeting of Stockholders. At the Annual Meeting, the Company’s stockholders acted upon the matters outlined in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 6, 2011. Stockholders representing 28,936,326 shares or 88.9% of the 32,539,020 shares of common stock outstanding on the record date of September 19, 2011 were present in person or by proxy, representing a quorum for the purposes of the Annual Meeting. Matters voted upon at the Annual Meeting of Stockholders were as follows:

1.	The election of nine directors to the Board of Directors to hold office until the Annual Meeting of Stockholders in 2012 and until their respective successors have been elected. There was no solicitation in opposition to the nominees for director, and the Company’s stockholders elected all of the nominees. The final tabulation of the votes on this matter was as follows:

Nominees	For	Withheld	Abstain	Broker Non-Votes
James H. Ross	22,760,557	967,111	—	5,208,658
Robert A. Buchholz	21,570,037	2,157,631	—	5,208,658
Brodie L. Cobb	22,700,795	1,026,873	—	5,208,658
J. Taylor Crandall	21,988,076	1,739,592	—	5,208,658
Gerald J. Ford	20,744,979	2,982,689	—	5,208,658
Larry A. Jobe	22,892,493	835,175	—	5,208,658
Frederick R. Meyer	22,881,341	846,327	—	5,208,658
Dr. Mike Moses	18,373,679	5,353,989	—	5,208,658
Joel T. Williams III	23,161,679	565,989	—	5,208,658

2.	The ratification of the appointment by the Audit Committee of the Board of Directors of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal 2012. The final tabulation of votes on this matter was as follows:

	For	Against	Abstain	Broker Non-Votes
Approval of ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal 2012	28,758,476	162,185	15,665	—

3.	The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers for fiscal 2012. The final tabulation of votes on this matter was as follows:

	For	Against	Abstain	Broker Non-Votes
Approval, on an advisory basis, on the compensation paid to named executive officers for fiscal 2012	20,381,386	2,485,480	860,802	5,208,658

4.	The stockholders voted, on an advisory basis, and approved a one-year frequency for which the Company should hold future advisory votes on executive compensation. The final tabulation of votes on this matter was as follows:

	One Year	Two Years	Three Years	Abstain
Approval, on an advisory basis, of the frequency for holding future advisory votes on executive compensation	14,985,153	170,573	6,483,842	2,088,100

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

        Exhibit 99.1       Press Release of SWS Group, Inc. dated November 22, 2011.

        Exhibit 99.2       Press Release of SWS Group, Inc. dated November 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWS GROUP, INC.

Date: November 22, 2011	By:	/s/ Stacy M. Hodges
Stacy M. Hodges
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release issued by SWS Group, Inc. on November 22, 2011.

Exhibit 99.2	Press Release issued by SWS Group, Inc. on November 22, 2011.